SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   MAY 9, 2000
                Date of report (Date of earliest event reported)


                               SUCCESSORIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

             000-22834                                  36-3760230
      (Commission File Number)              (I.R.S. Employer Identification No.)


          2520 DIEHL ROAD
          AURORA, ILLINOIS                                60504
(Address of Principal Executive Offices)                (Zip Code)


                                 (630) 820-7200
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On May 9, 2000, Successories, Inc. (the "Registrant") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountants.

     (b) Arthur Andersen reported on the Registrant's financial statements for the fiscal years ended January 29, 2000 and January 30, 1999.

     (c) The report of Arthur Andersen on the Registrant's financial statements for the fiscal years ended January 29, 2000 and January 30, 1999, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) The Registrant's Audit Committee recommended, and its Board of Directors approved, effective as of May 9, 2000, the decision to change independent accountants.

     (e) In connection with its audits for the fiscal years ended January 29, 2000 and January 30, 1999, and through May 9, 2000: (1) there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference thereto in its reports on the financial statements for such periods; and (2) there has been no matter that was the subject of a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

     (f) Effective as of May 11, 2000, the Registrant has engaged Crowe, Chizek and Company LLP ("Crowe Chizek") as its new independent accountants to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years ended January 29, 2000 and January 30, 1999, and through May 10, 2000, the Registrant has not consulted with Crowe Chizek regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was the subject of a disagreement or reportable event with the former auditor (as defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively).

     (g) The Registrant has requested that Arthur Andersen furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 13, 2000, is filed as Exhibit 16 to this Form 8-K.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS

Exhibit No.         Description
----------          -----------

    16              Letter from Arthur Andersen LLP.

                                        3

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      SUCCESSORIES, INC.
                                      (Registrant)


Date:  May 16, 2000                   By: /s/ Gary Rovansek
     ------------------                   --------------------------------------
                                              Gary Rovansek
                                              President, Chief Executive Officer
                                              and Chief Operating Officer

                                        4

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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION                                       PAGE
----------          -----------                                       ----

    16              Letter from Arthur Andersen LLP.                    6

                                        5